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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                NOVEMBER 18, 1999



                              TRIPATH IMAGING, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                   0-22885                 55-1995728
(State or other jurisdiction     (Commission File          (IRS Employer
      of incorporation)              Number)             Identification No.)



             780 PLANTATION DRIVE, BURLINGTON, NORTH CAROLINA 27215
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (336) 222-9707





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ITEM 5. OTHER EVENTS.

On September 30, 1999, TriPath Imaging, Inc. ("TriPath"), formerly known as AutoCyte, Inc., completed its acquisition of NeoPath, Inc. ("NeoPath"). The acquisition was structured as a merger (the "Merger") of a wholly owned subsidiary of TriPath with and into NeoPath pursuant to an Agreement and Plan of Merger dated as of June 4, 1999. The Merger was a tax-free reorganization and is being accounted for as a pooling of interests.

The assets acquired in the Merger were used by NeoPath in the business of developing and marketing visual and intelligence technology to increase accuracy in medical testing. TriPath intends that NeoPath, as a wholly owned subsidiary of TriPath, will operate in the same business. A substantial portion of the business of TriPath consists of the business formerly operated by NeoPath.

On November 18, 1999, TriPath's auditors, Ernst & Young LLP, delivered a report dated November 17, 1999, with respect to the supplemental consolidated financial statements of the combined company. The supplemental consolidated financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations of TriPath appear as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The business description of NeoPath appears as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)Exhibits.

          23.1 Consent of Ernst & Young LLP, independent auditors of TriPath Imaging, Inc. Filed herewith.

          27.1 Financial Data Schedule. Filed herewith. (For SEC use only)

          99.1 Supplemental consolidated financial statements of TriPath Imaging, Inc., including independent auditors' report of Ernst & Young LLP. Filed herewith.

          99.2 TriPath Mangement's Discussion and Analysis of Financial Condition and Results of Operations. Filed herewith.

          99.3        Business description of NeoPath, Inc.  Filed herewith.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 18, 1999                TRIPATH IMAGING, INC.



                                        By:    /s/ Eric W. Linsley
                                           ----------------------------------
                                               Eric W. Linsley
                                               Vice President, Finance and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
  NO.         DESCRIPTION
-------       -----------

  23.1 Consent of Ernst & Young LLP, independent auditors of TriPath Imaging, Inc. Filed herewith.

  27.1 Financial Data Schedule. Filed herewith. (For SEC use only)

  99.1 Supplemental consolidated financial statements of TriPath Imaging, Inc., including independent auditors' report of Ernst & Young LLP. Filed herewith.

  99.2 TriPath Mangement's Discussion and Analysis of Financial Condition and Results of Operations. Filed herewith.

  99.3        Business description of NeoPath, Inc.  Filed herewith.

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